SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 28, 2007


                       LEGEND INTERNATIONAL HOLDINGS, INC
                 (Exact Name of Company as Specified in Charter)



       Delaware                      000-32551                   23-3067904
----------------------        ----------------------       ---------------------
(State or Other Jurisdiction   (Commission File No.)           (IRS Employer
    of Incorporation)                                       Identification No.)

         Level 8, 580 St Kilda Road, Melbourne, Victoria Australia 3004
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

Company's telephone number                       61-3-8532-2866
Company's facsimile number                       61-3-8532-2805
Company's email address                          lgdi@axisc.com.au
Company's website address                        www.lgdi.net

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement

                  On December 28, 2007, the Board of Directors of the Company agreed to issue 4,787,500 options under the 2006 Incentive Option Plan to Directors, officers and consultants The options will vest as follows: 1/3 after 12 months, 1/3 after 24 months and the balance of 1/3 after 36 months and have an exercise price of US$1.00 per option. The following options to acquire shares of common stock in the Company have been issued to Directors and officers.

Name                        Title                                   Quantity           Exercise Price
Peter Lee                   CFO & Secretary                         1,000,000          US$1.00
Craig Michael               General Manager Resources               1,250,000          US$1.00
Mordechai Gutnick           General Manager Business                2,000,000          US$1.00


Item 3.02         Unregistered Sales of Equity Securities

(i) The description of the Options set forth above is hereby incorporated herein by this reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LEGEND INTERNATIONAL HOLDINGS, INC.
                                    (Company)

                                  By:
                                         /s/ Peter Lee
                                      ----------------------------
                                             Peter Lee
                                             Secretary

Dated: December 28, 2007